FUNDS' HIGHLIGHTS............2

FUNDS' PORTFOLIOS............5

FINANCIAL INFORMATION
     INDEPENDENT PUBLIC
     ACCOUNTANTS' REPORT....20
     FINANCIAL STATEMENTS...21
     FINANCIAL HIGHLIGHTS...24
     NOTES TO FINANCIAL
     STATEMENTS.............27


                    IT'S BEEN A WONDERFUL YEAR AND THEN SOME

[PHOTO, WILLIAM PAPESH, PRESIDENT, COMPOSITE FUNDS]
     As you will see from the commentary which follows, the equity funds in our Composite Group produced strong returns for the fiscal year ended October 31, 1997. Indeed, if you have been a longer-term investor you will have benefited from the gains produced by the unprecedented bull market in equities over the past 15 years.
     To be sure, there were some anticipated setbacks in stock valuations over the past decade including a pronounced market correction in the days preceding the end of this fiscal year. But market direction reversed and a broad upward trend in stock prices re-asserted itself. I want to caution against boundless enthusiasm, however. There will be turbulence which, if nothing else, should prompt all of us to, once again, evaluate our financial goals and investment strategies.

Here are two steps you can take to help build on the gains you've achieved
     First, make sure that your assets are allocated among investment sectors appropriate for you. Asset allocation should change as your circumstances change
- your age and goals, for example, will be important determinants in refining your investment program.
     Second, if you're not now making consistent, regular investments, consider doing so. Using this strategy, known as dollar cost averaging, you make regular contributions of the same amount regardless of market direction. While neither profit - nor protection against decline in a down market - is assured, you can turn market volatility to your advantage by acquiring more shares in periods of lower prices and fewer shares when prices are higher. This can help in reducing the average cost per share as well as instilling discipline to your program. Of course, since such a plan involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to continue purchases through periods of low price levels. Look to your financial consultant for guidance on both steps.
     I appreciate very much your business and the trust you place in us.


WILLIAM G. PAPESH
PRESIDENT

FOOTNOTES TO INVESTMENT PERFORMANCE CHARTS ON PAGES 2, 3, & 4.
   Investment returns and principal values of fund shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   Comparisons to fund performance on the following pages include the Consumer Price Index (CPI), as a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics; the S&P 500 Stock Index (S&P 500), which is considered generally representative of the U.S. Stock Market; and the Lehman Government/Corporate Bond Index (LGCB), which is considered representative of the U.S. government and corporate bond markets.
   These indices are unmanaged and do not reflect actual investment-related expenses incurred by the Funds with which they are compared. Fund values presented in the graphs are for Class A shares. Class B share performance would vary due to different expenses. Except as noted, performance is calculated after the 4.5% maximum sales charge for Class A shares and for Class B shares, a contingent deferred sales charge of 3% for one year or 1% since 3/30/94. All Funds' Class B information is presented since 3/30/94, the commencement of offering of Class B shares.

                                 FUND HIGHLIGHTS

                           COMPOSITE BOND & STOCK FUND

Impacts on recent performance
     Financial markets continued their upward trajectory especially during the last six months of the fiscal year. Lack of meaningful inflation in our economy led to gains in bonds while stocks were buoyed by reports of strong earnings at many leading companies. Only with the currency scare in the Asian economies late in October has there been a significant correction in stock prices.
   Along with lower yields in the bond market, stocks generally moved higher on improved earnings for many companies. Such companies were well represented in the Fund. An example is our investment in Time-Warner Inc. (1.0% of the portfolio). A leading media company, Time Warner's stock has failed to keep pace with the rest of the market until recently when the merger with Turner
Broadcasting resulted in a new management focus on delivering value to shareholders. We increased our stake in Time Warner significantly early in 1997 and have seen this investment appreciate 54% this fiscal year, handily beating the unmanaged S&P 500 index. Conversely, stocks with earnings reports that disappointed the market saw large price declines. The health care services area generally reported earnings short of expectations. Our investment in Aetna Inc. (0.6% of the portfolio) suffered a stock price decline on this basis, as did Olsten Corp. (0.4% of the portfolio) which we liquidated on October 31, 1997. Obviously, portfolio holdings, including those shown above, are subject to change without notice.

What's ahead?
     Despite the recent volatility in the market, we continue to think that the economy will grow modestly, without substantial inflation pressures, providing a backdrop that continues to favor owning financial assets.

Key investment strategies
     Our strategy emphasizes quality and value. We continue to favor equity investments, i.e. common stocks, real estate investment trusts, and convertible securities. These investments offer greater potential for capital growth at the cost of higher price volatility. To add stability to the Fund and to generate current income, we include a bond portfolio concentrated on high-quality U.S. Treasury issues, supplemented by higher yielding corporate bonds and mortgage-backed securities.

                          AVERAGE ANNUAL TOTAL RETURNS
                           For periods ended 10/31/97
                         ------------------------------

                                      WITHOUT     WITH
                         Class A       SALES      SALES
                         Shares       CHARGE     CHARGE
                         ------       ------     ------
                         One Year     20.81%     15.37%
                         Five Years   14.10%     13.06%
                         Ten Years    12.51%     11.99%

                         Class B
                         Shares
                         ------
                         One Year     19.86%     16.86%
                         Since 3/94   16.01%     15.82%
                         ------------------------------
                         Past performance cannot predict
                         future results. See footnotes on
                         page 1 for additional information.

[PERFORMANCE CHART]

        INVESTMENT PERFORMANCE - COMPOSITE BOND & STOCK FUND
     ---------------------------------------------------------
     Comparative Ending Values of $10,000 Invested on 10/31/87

     $50,000          [LEGEND]
                        Fund Class A Shares  $30,781
      45,000            S&P 500 (Stocks)     $48,738
                        LGCB (Bonds)         $24,089
      40,000            CPI (Inflation)      $14,016

      35,000

      30,000

      25,000

      20,000

      15,000

      10,000

       5,000
       10/31/87     10/31/89     10/31/91     10/31/93     10/31/95     10/31/97

          Investment Performance - Composite Bond & Stock Fund
       Comparative Ending Values of $10,000 Invested on 10/31/87

               Composite
          Bond & Stock Fund        S&P 500        LGCB         CPI
          -----------------        -------       ------      -------
10/31/87       $ 9,550             $10,000       $10,000     $10,000
               $11,237             $11,487       $11,062     $10,425
10/31/89       $12,554             $14,506       $12,406     $10,893
               $11,643             $13,436       $13,088     $11,578
10/31/91       $14,484             $17,912       $15,099     $11,917
               $15,914             $19,695       $16,687     $12,298
10/31/93       $18,139             $22,637       $18,962     $12,637
               $17,976             $23,513       $18,082     $12,966
10/31/95       $22,030             $29,730       $21,005     $13,330
               $25,479             $36,893       $22,138     $13,729
10/31/97       $30,781             $48,738       $24,089     $14,016

                                FUND HIGHLIGHTS

                         COMPOSITE GROWTH & INCOME FUND

Impacts on recent performance
     The stock market has been strong most of 1997. This performance was fueled by continued economic growth with very modest inflation. The month of October ended with the stock market's first 10% correction in over 3 years. This correction stemmed from fear that the collapse of Asian currencies would have an effect on corporate earning growth rates here in the U.S. Corporate mergers and acquisitions have been strong all year. Our performance was positively impacted by the acquisition of our holdings in Northrop (1.9% of the portfolio) and Integon Corp. (0.2% of the portfolio which was liquidated in August). On the negative side, our new positions in Waste Management (1.1% of the portfolio) and Columbia Hospital (0.4% of the portfolio) have performed poorly. The market, however, has yet to realize the substantial undervaluation that we believe is inherent in these securities. Of course, portfolio holdings, including those shown above, are subject to change without notice.

What's ahead?
     We look for slower economic growth in 1998 than was achieved globally in 1997. Inflation should remain low, as Asian countries try to export their way out of their currency problems. The Federal Reserve should not have to take much action to keep the economy from overheating in 1998. We believe the stock market will reflect concerns about earnings growth of cyclical issues in 1998. We expect consumer non-durables and other stocks that do well in a low interest rate environment to continue their relatively strong performance.

Key investment strategies
     Our basic strategy, as always, is to buy stocks of good businesses when they are at "sale prices." Good businesses generate a high return on investment, generate positive free cash, have a competitive advantage and have barriers to entry.
     The healthcare industry is filled with good companies that represent attractive values. This situation has been created by fears of deep budget cuts in Medicaid and Medicare. We believe the aging of the population should fuel the demand for healthcare services for many years to come. Many investors who have ignored this area in favor of technology stocks could come rushing back as the economy slows.
     Finally, restructuring situations could represent good investments in 1998. Many companies have trapped asset value that can only be realized by partial or full sale.

                          AVERAGE ANNUAL TOTAL RETURNS
                           For periods ended 10/31/97
                         ------------------------------

                                      WITHOUT     WITH
                         Class A       SALES      SALES
                         Shares       CHARGE     CHARGE
                         ------       ------     ------
                         One Year     31.24%     25.34%
                         Five Years   18.77%     17.69%
                         Ten Years    14.37%     13.85%

                         Class B
                         Shares
                         ------
                         One Year     30.20%     27.20%
                         Since 3/94   21.81%     21.65%
                         ------------------------------
                         Past performance cannot predict
                         future results. See footnotes on
                         page 1 for additional information.

[PERFORMANCE CHART]

   INVESTMENT PERFORMANCE - COMPOSITE GROWTH & INCOME FUND
 ---------------------------------------------------------
 Comparative Ending Values of $10,000 Invested on 10/31/87

   $50,000          [LEGEND]
                     Fund Class A Shares  $36,127
    45,000           S&P 500 (Stocks)     $48,738
                     CPI (Inflation)      $14,016
    40,000

    35,000

    30,000

    25,000

    20,000

    15,000

    10,000

     5,000
       10/31/87     10/31/89     10/31/91     10/31/93     10/31/95     10/31/97

        Investment Performance - Composite Growth & Income Fund
       Comparative Ending Values of $10,000 Invested on 10/31/87

                Composite
          Growth & Income Fund     S&P 500         CPI
          --------------------     -------       -------
10/31/87       $ 9,550             $10,000       $10,000
               $11,154             $11,487       $10,425
10/31/89       $12,604             $14,506       $10,893
               $10,510             $13,436       $11,578
10/31/91       $13,945             $17,912       $11,917
               $15,283             $19,695       $12,298
10/31/93       $16,972             $22,637       $12,637
               $18,423             $23,513       $12,966
10/31/95       $22,269             $29,730       $13,330
               $27,527             $36,893       $13,729
10/31/97       $36,127             $48,738       $14,016

                            COMPOSITE NORTHWEST FUND

Impacts on recent performance
     As indicated in the accompanying table, Composite Northwest Fund (Class A shares) had a total return of 44.5% for the fiscal year ended October 31, 1997, which compared quite favorably to the unmanaged Standard & Poor's 500 Index which returned 32.1% over the same period.
     Our most successful stock over the year was Immunex (1.8% of the portfolio) which vaulted over 374% thanks to a successful trial for its arthritis drug candidate and a full research pipeline. However, the worst performer in the portfolio also came from the biotechnology sector as Ostex (0.2% of the portfolio) lost 60.4% of its value due to very slow sales growth.
     Other successes in our portfolio included Airborne Freight (1.6% of the portfolio), which rose 218.9% due to sharply improved earnings, and Electro-Scientific Industries (2.0% of the portfolio), which rose 136.6% thanks to improved prospects for the semiconductor equipment demand and several strategic acquisitions. Losers for the year included Oregon Metallurgical (2.2% of the portfolio, down 25.6%) which is under a cloud due to imports of competing Russian titanium, and Merix (0.6% of the portfolio, down 27.4%) which has struggled to find high margin business. Overall, 61 stocks representing 81.6% of the portfolio showed gains for the year, while only 14 stocks representing 15.5% of the portfolio showed losses. Portfolio holdings, of course, including those shown above, are subject to change without notice.

What's ahead?
     We continue to believe that the Northwest economy will be strong for the next several years. Boeing continues to increase production rates. It has encountered some significant difficulties with the production ramp and will need to adjust employment to meet the current and anticipated demand for aircraft. The other growth engine in the region, technology, is still running smoothly as Microsoft and Intel continue to spend billions to support their ambitious business plans.

Key investment strategies
     We continue in our quest to own stocks of Northwest based companies and those doing significant business in the region. Increasingly, performance of the Fund is influenced not only by our regional economy, but by national and global economies as well. In late October, concerns over global currency and economic issues caused significant volatility in the stock market and in your Fund. Such volatility, while unsettling, is a normal part of investing. We continue to believe, however, that shareholders with a long investment horizon will be well rewarded.

                         AVERAGE ANNUAL TOTAL RETURNS
                           For periods ended 10/31/97
                         ------------------------------

                                      WITHOUT     WITH
                         Class A       SALES      SALES
                         Shares       CHARGE     CHARGE
                         ------       ------     ------
                         One Year     44.47%     37.95%
                         Five Years   16.68%     15.60%
                         Since 11/86  18.07%     17.53%

                         Class B
                         Shares
                         ------
                         One Year     43.17%     40.17%
                         Since 3/94   20.47%     20.29%
                         ------------------------------
                         Past performance cannot predict
                         future results. See footnotes on
                         page 1 for additional information.

[PERFORMANCE CHART]

    INVESTMENT PERFORMANCE - COMPOSITE NORTHWEST FUND
 ---------------------------------------------------------
 Comparative Ending Values of $10,000 Invested on 10/31/87

   $60,000          [LEGEND]
                     Fund Class A Shares  $50,271
    50,000           S&P 500 (Stocks)     $48,738
                     CPI (Inflation)      $14,016
    40,000

    30,000

    20,000

    10,000
       10/31/87     10/31/89     10/31/91     10/31/93     10/31/95     10/31/97

           Investment Performance - Composite Northwest Fund
       Comparative Ending Values of $10,000 Invested on 10/31/87

                Composite
             Northwest Fund        S&P 500         CPI
            ----------------       -------       -------
10/31/87       $ 9,550             $10,000       $10,000
               $12,073             $11,487       $10,425
10/31/89       $16,436             $14,506       $10,893
               $13,695             $13,436       $11,578
10/31/91       $21,979             $17,912       $11,917
               $23,247             $19,695       $12,298
10/31/93       $24,135             $22,637       $12,637
               $24,851             $23,513       $12,966
10/31/95       $30,379             $29,730       $13,330
               $34,796             $36,893       $13,720
10/31/97       $50,271             $48,738       $14,016

COMPOSITE BOND & STOCK FUND, INC.

PORTFOLIO OF INVESTMENTS
IN SECURITIES
OCTOBER 31, 1997

                      COMPOSITE BOND & STOCK FUND PORTFOLIO
  PRINCIPAL                                                                     MARKET
   AMOUNT                FIXED INCOME SECURITIES-33.88%                         VALUE
 ----------        U.S. TREASURY AND AGENCY OBLIGATIONS-16.17%                ----------
$ 2,000,000    Federal National Mortgage Association, 8.25%,
                 due 12/18/2000...........................................   $ 2,137,486
  3,000,000    U.S. Treasury Bond, 7.50%, due 11/15/2016..................     3,430,314
  9,000,000    U.S. Treasury Bond, 6.25%, due 08/15/2023..................     9,025,317
  4,250,000    U.S. Treasury Bond, 6.50%, due 11/15/2026..................     4,429,299
  1,000,000    U.S. Treasury Note, 6.375%, due 08/15/2002.................     1,025,938
  5,000,000    U.S. Treasury Note, 5.25%, due 07/31/1998..................     4,990,630
  4,000,000    U.S. Treasury Note, 5.50%, due 02/28/1999..................     3,993,752
  2,250,000    U.S. Treasury Note, 6.375%, due 03/31/2001.................     2,294,298
  2,000,000    U.S. Treasury Note, 6.25%, due 04/30/2001..................     2,033,126
 19,300,000    U.S. Treasury Note, 5.875%, due 10/31/1998-11/15/1999......    19,377,045
  2,800,000    U.S. Treasury Note, 5.875%, due 09/30/2002.................     2,815,753
  4,000,000    U.S. Treasury Bond, zero coupon, due 08/15/2012............     1,612,788
                                                                             -----------
               TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (cost $55,302,023)    57,165,746
                                                                             -----------

                        MORTGAGE BACKED SECURITIES-6.51%
                             GOVERNMENT AGENCY-4.33%
  1,642,398    Federal National Mortgage Association, 8.00%,
                 due 12/01/2026...........................................     1,702,449
    555,381    Government National Mortgage Association,
                 10.00%, due 08/15/2019...................................       610,391
  3,192,120    Government National Mortgage Association,
                 7.00%, due 12/15/2025-03/15/2027.........................     3,212,070
  8,998,126    Government National Mortgage Association,
                 6.50%, due 01/15/2024-05/15/2026.........................     8,902,522
    921,789    Government National Mortgage Association,
                 6.00%, due 01/15/2026-02/15/2026.........................       890,393
                                                                             -----------
                                                                              15,317,825
                                                                             -----------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-1.31%
  1,000,000    Federal Home Loan Mortgage Corporation -
                 CMO PAC-1(11) 1311H, 7.50%, due 07/15/2020...............     1,020,185
  2,000,000    Federal Home Loan Mortgage Corporation -
                 GNMA PAC-1(11) 2E, 6.85%, due 07/25/2018.................     2,021,160
  1,519,797    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....     1,597,196
                                                                             -----------
                                                                               4,638,541
                                                                             -----------
                    COLLATERALIZED MORTGAGE OBLIGATIONS-0.87%
  1,250,000    DLJ Mortgage Acceptance Corp., 1993-M17, 7.35%
                 due 12/18/2003...........................................     1,292,462
    117,293    Merrill Lynch Mortgage Investors, Inc.,
                 1988-P, 10.05%, due 12/15/2008...........................       126,362
    857,901    Resolution Trust Corporation - 1991-M2 - A-2,
                 7.375%, due 09/25/2020...................................       674,638
  1,000,000    Ryland Mortgage Securities Corporation - 1992 - 12A - 1D,
                 6.50%, due 09/25/2023....................................       975,760
                                                                             -----------
                                                                               3,069,222
                                                                             -----------
               TOTAL MORTGAGE BACKED SECURITIES (cost $22,194,904)            23,025,588
                                                                             -----------

                             CORPORATE BONDS-10.58%
$ 1,500,000    Aetna Services, Inc., 7.625%, due 08/15/2026...............   $ 1,593,683
  1,250,000    American Home Products Corporation, 7.250%, due 03/01/2023.     1,290,119
  1,000,000    Bank of New York, 7.875%, due 11/15/2002...................     1,067,831
  1,200,000    Burlington Northern, 8.75%, due 02/25/2022.................     1,432,535
  1,000,000    Coastal Corporation, 9.625%, due 05/15/2012................     1,257,030
    750,000    Conagra, Inc., 9.75%, due 03/01/2021.......................       974,260
  1,000,000    Conagra, Inc., 6.70%, due 08/01/2027.......................     1,016,936
  1,000,000    Continental Corporation, 7.25%, due 03/01/2003.............     1,031,302
  1,000,000    Dart & Kraft Finance, 7.75%, due 11/30/1998................     1,015,691
    500,000    Developers Diversified Realty, 6.58%, due 02/06/2001.......       503,554
  2,000,000    FHP International, 7.00%, due 09/15/2003...................     2,035,592
  1,250,000    First Nationwide, 10.00%, due 10/01/2006...................     1,478,836
  1,000,000    Franchise Finance Corporation of America, 7.00%,
                 due 11/30/2000...........................................     1,018,550
  1,000,000    Franchise Finance Corporation of America, 7.875%,
                 due 11/30/2005...........................................     1,069,639
  1,000,000    Golden Books Publishing, 7.65%, due 09/15/2002.............       945,000
  1,500,000    Integon Corporation, 8.00%, due 08/15/1999.................     1,522,827
  2,000,000    Loral Corporation, 7.625%, due 06/15/2025..................     2,144,122
  1,000,000    Medpartners, Inc., 7.375%, due 10/01/2006..................     1,044,043
  1,000,000    Mercantile Bank, 7.625%, due 10/15/2002....................     1,051,787
  1,100,000    Niagara Mohawk Power, 9.50%, due 06/01/2000................     1,169,031
    985,000    Niagara Mohawk Power, 8.77%, due 01/01/2018................     1,049,325
  1,000,000    Ohio Edison 1st Mortgage, 8.75%, due 02/15/1998............     1,006,843
  1,000,000    Price/Costco, Inc., 7.125%, due 06/15/2005.................     1,017,741
    500,000    Public Service Company of New Hampshire,
                 9.17%, due 05/15/1998....................................       506,824
  1,750,000    Raytheon Company, 7.20%, due 08/15/2027....................     1,774,008
  1,250,000    Riviera Holdings Corporation, 11.00%, due 12/31/2002.......     1,343,750
    500,000    Summit Bancorp, 8.625%, due 12/10/2002.....................       546,899
    110,000    System Energy Resources, 11.375%, due 09/01/2016...........       119,308
  1,000,000    Tenet Heathcare Corporation, 7.875%, due 01/15/2003........     1,011,250
  2,000,000    Time Warner, Inc., 9.15%, due 02/01/2023...................     2,383,660
  1,000,000    U.S. West Capital Funding, Inc., 6.95%, due 01/15/2037.....     1,025,073
  1,000,000    Westinghouse Electric Corporation, 7.875%, due 09/01/2023..       976,145
                                                                             -----------
               TOTAL CORPORATE BONDS (cost $35,933,740)...................    37,423,194
                                                                             -----------

                      U.S. DOLLAR FOREIGN OBLIGATIONS-0.62%
  1,000,000    Province of Alberta, 9.20%, due 11/01/1997.................     1,001,500
  1,500,000    United Mexican States, Series A, 6.25%, due 12/31/2019.....     1,173,750
                                                                             -----------
               TOTAL FOREIGN OBLIGATIONS (cost $1,796,522)................     2,175,250
                                                                             -----------
               TOTAL FIXED INCOME SECURITIES (cost $115,227,189)             119,789,778
                                                                             -----------

                            EQUITY SECURITIES-64.69%                           MARKET
   SHARES                     COMMON STOCKS-56.51%                              VALUE
 ----------                  AEROSPACE/DEFENSE-2.53%                          ----------
    25,000     General Dynamics Corporation...............................   $ 2,029,688
    33,500     Northrop Grumman Corporation...............................     3,659,875
    60,000     Raytheon Company...........................................     3,255,000
                                                                             -----------
                                                                               8,944,563
                                                                             -----------
                              APPAREL & SHOES-1.43%
    64,000     Nike, Inc., Class B........................................     3,008,000
   175,000     Stride Rite Corporation....................................     2,056,250
                                                                             -----------
                                                                               5,064,250
                                                                             -----------
                           BANKS/SAVINGS & LOANS-2.62%
    26,000     Chase Manhattan Corporation................................     2,999,750
    53,500     Mellon Bank Corporation....................................     2,758,594
    12,000     Wells Fargo & Company......................................     3,496,500
                                                                             -----------
                                                                               9,254,844
                                                                             -----------
                                 BEVERAGES-1.00%
   105,000     Seagram Company, Ltd.......................................     3,537,187
                                                                             -----------

                             COMPUTER SOFTWARE-1.98%
    75,800     Adobe Systems, Inc. .......................................     3,619,450
    45,000     Computer Associates International, Inc. ...................     3,355,313
       250     Siebel Systems, Inc.* .....................................        10,099
                                                                             -----------
                                                                               6,984,862
                                                                             -----------
                             COMPUTER SYSTEMS-1.81%
    70,000     Electronic Data Systems Corporation........................     2,708,125
    60,000     Hewlett-Packard Company....................................     3,701,250
                                                                             -----------
                                                                               6,409,375
                                                                             -----------
                             CONSUMER DURABLES-1.02%
    60,000     Eastman Kodak Company......................................     3,592,500
                                                                             -----------

                           ELECTRICAL EQUIPMENT-0.78%
    42,700     General Electric Company...................................     2,756,819
                                                                             -----------

                           ELECTRONICS - GENERAL-0.98%
    59,500     Tektronix, Inc. ...........................................     3,517,938
                                                                             -----------

                 ELECTRONICS - SEMICONDUCTORS / COMPONENTS-1.05%
    60,000     Motorola, Inc. ............................................     3,705,000
                                                                             -----------

                            FINANCIAL SERVICES-4.02%
    50,000     Advanta Corporation, Class A...............................     1,625,000
    50,000     Advanta Corporation, Class B...............................     1,534,375
    72,000     Federal National Mortgage Association......................     3,487,500
    50,000     Green Tree Financial Corporation...........................     2,106,250
    57,800     Liberty Financial Companies................................     3,005,600
    50,000     Morgan Stanley Dean Witter Discover & Company..............     2,450,000
                                                                             -----------
                                                                              14,208,725
                                                                             -----------
                          FOODS & FOOD RETAILERS-2.87%
    70,000     Dole Food Company..........................................   $ 3,101,875
    66,000     Sara Lee Corporation.......................................     3,374,250
   100,000     Supervalu, Inc. ...........................................     3,662,500
                                                                             -----------
                                                                              10,138,625
                                                                             -----------
                            HEALTHCARE PRODUCTS-4.69%
    53,500     Abbott Laboratories........................................     3,280,219
    80,000     Becton Dickinson & Company.................................     3,685,000
    76,000     Baxter International, Inc. ................................     3,515,000
    65,000     Johnson & Johnson..........................................     3,729,375
    50,000     Smithkline Beecham PLC, American Depository Receipt........     2,381,250
                                                                             -----------
                                                                              16,590,844
                                                                             -----------
                            HEALTHCARE SERVICES-1.72%
    30,000     Aetna, Inc. ...............................................     2,131,875
    95,000     Columbia/HCA Healthcare Corporation........................     2,683,750
    50,000     Medpartners, Inc.*.........................................     1,271,875
                                                                             -----------
                                                                               6,087,500
                                                                             -----------
                            HOUSEHOLD PRODUCTS-1.06%
    70,000     Unilever Group.............................................     3,736,250
                                                                             -----------

                                 INSURANCE-2.62%
    28,600     American International Group, Inc. ........................     2,918,988
    15,000     General Re Corporation.....................................     2,957,812
   100,000     TIG Holdings, Inc. ........................................     3,387,500
                                                                             -----------
                                                                               9,264,300
                                                                             -----------
                                 MACHINERY-1.01%
    86,000     Crane Company..............................................     3,574,375
                                                                             -----------

                                   MEDIA-1.78%
    60,000     Time Warner, Inc. .........................................     3,461,250
    94,500     Viacom, Inc., Class A*.....................................     2,823,187
                                                                             -----------
                                                                               6,284,437
                                                                             -----------
                              METALS & MINING-0.84%
    40,000     Phelps Dodge Corporation...................................     2,975,000
                                                                             -----------

                                 OIL & GAS-3.59%
    56,500     Amerada Hess Corporation...................................     3,471,219
    36,500     Atlantic Richfield Company.................................     3,004,406
   130,000     Occidental Petroleum Corporation...........................     3,623,750
    61,000     Shell Transport & Trading Company,
                 American Depository Receipt..............................     2,603,938
                                                                             -----------
                                                                              12,703,313
                                                                             -----------

                          PAPER & FOREST PRODUCTS-2.07%
    50,000     Boise Cascade Corporation..................................   $ 1,731,250
    40,000     Georgia-Pacific Corporation................................     3,392,500
    50,000     Rayonier, Inc. ............................................     2,184,375
                                                                             -----------
                                                                               7,308,125
                                                                             -----------
                       REAL ESTATE INVESTMENT TRUSTS-6.36%
    60,000     Boston Properties, Inc. ...................................     1,920,000
    50,000     Capstone Capital Trust, Inc. ..............................     1,181,250
    72,500     CarrAmerica Realty Corporation.............................     2,161,406
   100,000     Duke Realty Investments, Inc. .............................     2,250,000
    35,000     Essex Property Trust, Inc. ................................     1,198,750
    45,000     First Industrial Realty Trust..............................     1,558,125
    60,000     Health Care Property Investors, Inc. ......................     2,302,500
    46,700     Hospitality Properties Trust...............................     1,660,769
    80,000     Mid Atlantic Realty Trust..................................     1,080,000
    75,800     Nationwide Health Properties, Inc. ........................     1,710,237
    80,000     Security Capital Pacific Trust.............................     1,790,000
     4,211     Security Capital Group, Inc. Warrants......................        20,265
    50,000     Shurgard Storage Centers, Inc. ............................     1,412,500
   178,000     Taubman Centers, Inc. .....................................     2,225,000
                                                                             -----------
                                                                              22,470,802
                                                                             -----------
                               RETAIL SALES-1.07%
   160,000     Limited, Inc. .............................................     3,770,000
                                                                             -----------

                                  TOBACCO-2.27%
    78,500     Phillip Morris Companies, Inc. ............................     3,110,563
    75,000     RJR Nabisco Holdings Corporation...........................     2,376,562
    85,000     UST, Inc. .................................................     2,544,688
                                                                             -----------
                                                                               8,031,813
                                                                             -----------
                         UTILITIES-GAS & ELECTRIC-0.52%
    41,500     NIPSCO Industries, Inc. ...................................     1,823,406
                                                                             -----------

                       UTILITIES-TELECOMMUNICATIONS-4.82%
    84,000     Alltel Corporation.........................................     2,971,500
    67,500     AT&T Corporation...........................................     3,303,281
    25,000     Ameritech Corporation......................................     1,625,000
   130,000     Frontier Corporation.......................................     2,811,250
    51,000     Southern New England Telecommunications Corporation........     2,186,625
    80,000     Sprint Corporation.........................................     4,160,000
                                                                             -----------
                                                                              17,057,656
                                                                             -----------
               TOTAL COMMON STOCKS (cost $151,888,310)....................   199,792,509
                                                                             -----------
  PRINCIPAL
   AMOUNT
 ----------                  CONVERTIBLE BONDS-2.88%
$1,300,000     Alberto-Culver Corporation, 5.50%, due 06/30/2005..........   $ 2,128,750
 1,080,000     CII Financial, 7.50%, due 09/15/2001.......................     1,030,050
 1,000,000     First State Bancorp, 7.50%, due 04/30/2017.................     1,193,750
 1,850,000     Jumbosports, Inc., 4.25%, due 11/01/2000...................     1,239,500
 1,750,000     Rockefeller Center Property Trust, zero coupon,
                 due 12/31/2000...........................................     1,233,750
 1,600,000     Spectrum Holobyte, Inc., 6.50%, due 09/15/2002.............     1,364,000
 2,000,000     Tenet Healthcare Corporation, 6.00%, due 12/01/2005........     1,997,500
                                                                             -----------
               TOTAL CONVERTIBLE BONDS (cost $10,000,213).................    10,187,300
                                                                             -----------

                       CONVERTIBLE PREFERRED STOCKS-5.30%
    40,000    Loral Space & Communication, 6% Series 144.................     2,435,000
   112,500    Medpartners, Inc., 6.5%....................................     2,728,125
    14,200    Microsoft Corporation, $2.196 Series A.....................     1,253,150
     4,250    Loral Space and Communications, 3%.........................       258,719
    87,500    Pacificare Health Systems, Inc., $1.00 Series A ...........     2,362,500
    35,000    Penncorp Financial Group, $3.375 Series....................     2,633,750
    40,000    Sinclair Broadcasting Group, Inc., 6%......................     1,995,000
    16,500    TCI Pacific Communications, 5%.............................     2,299,688
    64,000    Time Warner Financing - $1.24 Series.......................     2,768,000
                                                                             -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $16,235,345)......    18,733,933
                                                                             -----------
               TOTAL EQUITY SECURITIES (cost $168,123,656)................   228,713,742
                                                                             -----------
               TOTAL INVESTMENTS (cost $293,351,061)......................   348,503,520
               Other assets net of liabilities............................     5,070,231
                                                                             -----------
               NET ASSETS.................................................  $353,573,751
                                                                             ===========

*Non-income producing security

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1997, of $55,152,459, based on aggregate cost of $293,351,061, was composed of gross appreciation of $57,075,510 for investments having an excess of value over cost and gross depreciation of $1,923,051 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $215,934,521 and $165,783,792, respectively, for the year ended October 31,
1997, including purchases and sales of U. S. government securities of $41,237,917 and $23,942,383, respectively. See accompanying notes to financial statements.

See accompanying notes to financial statements.

COMPOSITE GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS
IN SECURITIES
OCTOBER 31, 1997

                    COMPOSITE GROWTH & INCOME FUND PORTFOLIO
                                                                                MARKET
   SHARES                     COMMON STOCKS-95.77%                              VALUE
 ----------                  AEROSPACE/DEFENSE-2.89%                          ----------
   36,719      Lockheed Martin Corporation................................   $ 3,490,600
   60,700      Northrop Grumman Corporation...............................     6,631,475
                                                                             -----------
                                                                              10,122,075
                                                                             -----------
                              APPAREL & SHOES-0.36%
   26,800      Nike, Inc., Class B........................................     1,259,600
                                                                             -----------

                           BANKS/SAVINGS & LOANS-5.81%
   80,500      Bank of New York Company, Inc. ............................     3,788,531
   58,000      Mellon Bank Corporation....................................     2,990,625
  150,924      Norwest Bancorp............................................     4,839,001
   51,500      Prime Bancshares, Inc.*....................................       981,719
  108,750      Washington Federal, Inc. ..................................     3,208,125
   15,475      Wells Fargo & Company......................................     4,509,028
                                                                             -----------
                                                                              20,317,029
                                                                             -----------
                              BASIC INDUSTRY-1.13%
  169,700      Waste Management, Inc......................................     3,966,738
                                                                             -----------

                                 BEVERAGES-2.38%
  134,000      PepsiCo, Inc. .............................................     4,932,875
  100,700      Seagram Company, Ltd.......................................     3,392,331
                                                                             -----------
                                                                               8,325,206
                                                                             -----------
                             BUSINESS SERVICES-1.45%
   72,000      HFS, Inc.*.................................................     5,076,000
                                                                             -----------

                               CAPITAL GOODS-1.81%
  125,424      Donaldson Company, Inc. ...................................     6,349,590
                                                                             -----------

                                 CHEMICALS-0.67%
   99,200      Millenium Chemicals, Inc. .................................     2,331,200
                                                                             -----------

                             COMPUTER SOFTWARE-6.81%
   97,700      Adobe Systems, Inc. .......................................     4,665,175
  193,650      Barra, Inc.*...............................................     4,986,488
   57,000      Computer Associates International, Inc. ...................     4,250,063
  288,700      Mentor Graphics............................................     3,157,656
   52,000      Microsoft Corporation*.....................................     6,760,000
      309      Siebel Systems, Inc.*......................................        12,484
                                                                             -----------
                                                                              23,831,866
                                                                             -----------
                             COMPUTER SYSTEMS-3.20%
   89,000      Cabletron Systems..........................................     2,581,000
   25,000      Cisco Systems, Inc.........................................     2,050,781
   84,810      Electronic Data Systems Corporation........................     3,281,087
   53,000      Hewlett-Packard Company....................................     3,269,438
                                                                             -----------
                                                                              11,182,306
                                                                             -----------
                            CONSUMER DURABLES-3.14%
   85,283      Castle & Cooke, Inc.*......................................   $ 1,519,103
  127,042      Mattel, Inc. ..............................................     4,938,758
  135,400      Zurn Industries, Inc.......................................     4,544,363
                                                                             -----------
                                                                              11,002,224
                                                                             -----------
                           ELECTRICAL EQUIPMENT-4.21%
  119,450      Emerson Electric Company...................................     6,263,659
  131,000      General Electric Company...................................     8,457,688
                                                                             -----------
                                                                              14,721,347
                                                                             -----------
                            ELECTRONICS-GENERAL-2.15%
  150,400      DSC Communications Corporation*............................     3,666,000
  182,950      Loral Space & Communications*..............................     3,841,950
                                                                             -----------
                                                                               7,507,950
                                                                             -----------
                   ELECTRONICS-SEMICONDUCTORS/COMPONENTS-3.16%
  155,950      Integrated Device Technology, Inc.*........................     1,803,172
   52,000      Intel Corporation..........................................     4,004,000
   85,300      Motorola, Inc. ............................................     5,267,275
                                                                             -----------
                                                                              11,074,447
                                                                             -----------
                            FINANCIAL SERVICES-5.44%
  217,700      Federal Home Loan Mortgage Corporation.....................     8,245,388
   76,850      Green Tree Financial Corporation...........................     3,237,306
   39,333      Legg Mason, Inc. ..........................................     1,929,775
  100,900      Liberty Financial Companies................................     5,246,800
    5,000      Salomon, Inc. .............................................       388,438
                                                                             -----------
                                                                              19,047,707
                                                                             -----------
                           FOOD & FOOD RETAILERS-2.14%
   38,000      Campbell Soup Company......................................     1,959,375
   56,500      Sara Lee Corporation.......................................     2,888,563
   72,200      Supervalu, Inc. ...........................................     2,644,325
                                                                             -----------
                                                                               7,492,263
                                                                             -----------
                            HEALTHCARE PRODUCTS-7.09%
  100,100      Abbott Laboratories........................................     6,137,381
   70,800      Forest Laboratories*.......................................     3,274,500
  119,550      Johnson & Johnson..........................................     6,859,181
   52,275      Merck and Company, Inc. ...................................     4,665,544
   81,000      Smithkline Beecham PLC, American Depository Receipt........     3,857,625
                                                                             -----------
                                                                              24,794,231
                                                                             -----------
                            HEALTHCARE SERVICES-5.15%
  102,500      Cognizant Corporation......................................     4,016,718
   45,550      Columbia/HCA Healthcare Corporation........................     1,286,788
  114,000      Manor Care, Inc. ..........................................     3,911,625
  198,801      Medpartners, Inc.*.........................................     5,057,000
   58,833      Pacificare Health Systems, Class A.........................     3,743,250
                                                                             -----------
                                                                              18,015,381
                                                                             -----------
                            HOUSEHOLD PRODUCTS-5.03%
   36,150      Alberto Culver Company, Class A............................     $ 937,641
   94,300      Kimberly Clark Corporation.................................     4,897,706
  237,200      Kimberly Clark De Mexico, American Depository Receipt......     5,159,100
   44,000      Proctor & Gamble Company...................................     2,992,000
   68,000      Unilever NV................................................     3,629,500
                                                                             -----------
                                                                              17,615,947
                                                                             -----------
                                 INSURANCE-3.58%
   42,498      American International Group, Inc. ........................     4,337,452
   54,000      Penncorp Financial Group, Inc. ............................     1,758,375
   67,800      TIG Holdings, Inc. ........................................     2,296,725
   59,016      Travelers Group, Inc. .....................................     4,131,120
                                                                             -----------
                                                                              12,523,672
                                                                             -----------
                           LODGING & RESTAURANTS-1.09%
  179,115      Choice Hotels International, Inc.*.........................     3,145,707
   65,705      Sunburst Hospitality Corporation...........................       665,263
                                                                             -----------
                                                                               3,810,970
                                                                             -----------
                                 MACHINERY-1.87%
   98,450      Crane Company..............................................     4,091,828
   46,500      Deere & Company............................................     2,447,063
                                                                             -----------
                                                                               6,538,891
                                                                             -----------
                                   MEDIA-5.81%
  192,733      ACNielson Corporation*.....................................     4,408,767
  120,000      Dun & Bradstreet Corporation...............................     3,427,500
  115,500      Lee Enterprises, Inc. .....................................     3,067,969
   80,000      Time Warner, Inc. .........................................     4,615,000
  161,375      Viacom Inc., Class A*......................................     4,821,078
                                                                             -----------
                                                                              20,340,314
                                                                             -----------
                                OILS & GAS-6.75%
   61,160      Exxon Corporation..........................................     3,757,518
   59,200      Mobil Corporation..........................................     4,310,500
  154,450      Occidental Petroleum Corporation...........................     4,305,294
   18,800      Pennzoil Company...........................................     1,391,200
   85,800      Royal Dutch Petroleum Company..............................     4,515,224
   70,000      Texaco, Inc. ..............................................     3,985,625
   55,200      Union Pacific Resources Group..............................     1,359,300
                                                                             -----------
                                                                              23,624,661
                                                                             -----------
                          PAPER & FOREST PRODUCTS-1.39%
  179,800      Asia Pulp & Paper Company, Ltd.*...........................     2,045,225
   59,200      Weyerhaeuser Company.......................................     2,826,800
                                                                             -----------
                                                                               4,872,025
                                                                             -----------
                       REAL ESTATE INVESTMENT TRUSTS-1.85%
   61,500      CCA Prison Realty Trust....................................   $ 2,121,750
  113,200      Health Care Property Investors, Inc. ......................     4,344,050
                                                                             -----------
                                                                               6,465,800
                                                                             -----------
                               RETAIL SALES-1.87%
  157,200      Intimate Brands, Inc. .....................................     3,360,150
  111,790      Fred Meyer, Inc., Class A*.................................     3,193,002
                                                                             -----------
                                                                               6,553,152
                                                                             -----------
                                  TOBACCO-1.40%
  123,300      Phillip Morris Companies, Inc. ............................     4,885,763
                                                                             -----------

                          TRANSPORTATION SERVICES-2.91%
  118,200      Expeditors International of Washington, Inc. ..............     4,343,850
  104,100      Sabre Group Holdings, Inc.*................................     2,758,650
   50,300      Union Pacific Corporation..................................     3,080,875
                                                                             -----------
                                                                              10,183,375
                                                                             -----------
                         UTILITIES-GAS & ELECTRIC-0.87%
   80,000      Enron Corporation..........................................     3,040,000
                                                                             -----------

                       UTILITIES-TELECOMMUNICATIONS-2.36%
   71,500      Aliant Communications, Inc. ...............................     1,832,185
    5,000      Bell Atlantic Corporation..................................       399,375
   20,000      MCI Communications Corporation.............................       710,000
  102,000      Sprint Corporation.........................................     5,304,000
                                                                             -----------
                                                                               8,245,560
                                                                             -----------
               TOTAL COMMON STOCKS (cost $248,442,755)....................   335,117,290
                                                                             -----------

                       CONVERTIBLE PREFERRED STOCKS-3.46%
   87,000      Medpartners, Inc., 6.5% ...................................     2,109,750
   20,000      Loral Space & Communications, 3%...........................     1,217,500
   88,900      Pacificare Health Systems, Inc., $100 Series A.............     2,400,300
   35,800      Penncorp Financial Group, $3.375 Series....................     2,693,950
   73,950      Sinclair Broadcasting Group, Inc., 6%......................     3,688,256
                                                                             -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $12,370,445)......    12,109,756
                                                                             -----------
 PRINCIPAL
  AMOUNT                     CONVERTIBLE BOND-0.27%
----------
$ 580,000      Alberto Culver Corporation, 5.50%, 06/30/2005
                 (cost $885,431)..........................................       949,750
                                                                             -----------
               TOTAL INVESTMENTS (cost $261,698,631)......................   348,176,796
               Other assets net of liabilities............................     1,745,562
                                                                             -----------
               NET ASSETS.................................................  $349,922,358
                                                                             ===========

*Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1997, of $86,478,165, based on aggregate cost of $261,698,631, was composed of gross appreciation of $89,299,982 for investments having an excess of value over cost and gross depreciation of $2,821,817 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $270,431,388 and $186,713,939, respectively, for the year ending October 31, 1997, including purchases and sales of U.S. government securities of $25,062,973 and $25,355,012, respectively. See accompanying notes to financial statements.

See accompanying notes to financial statements.

COMPOSITE NORTHWEST FUND

PORTFOLIO OF INVESTMENTS
IN SECURITIES
OCTOBER 31, 1997

                       COMPOSITE NORTHWEST FUND PORTFOLIO
                                                                                MARKET
   SHARES                     COMMON STOCKS-97.19%                              VALUE
 ----------                  AEROSPACE/DEFENSE-4.38%                          ----------
  201,674      Boeing Company.............................................   $ 9,655,143
   56,675      Precision Castparts Corporation............................     3,333,198
                                                                             -----------
                                                                              12,988,341
                                                                             -----------
                              APPAREL & SHOES-1.29%
   81,200      Nike, Inc., Class B........................................     3,816,400
                                                                             -----------

                           BANKS/SAVINGS & LOANS-8.86%
  163,800      First Savings Bank of Washington Bancorp, Inc. ............     3,890,250
   27,947      Horizon Financial Corporation..............................       457,632
   76,700      Interwest Bancorp, Inc. ...................................     2,933,775
  136,300      Klamath First Bancorp, Inc. ...............................     3,049,712
  102,900      Sterling Financial Corporation*............................     2,186,625
   78,656      US Bancorp.................................................     7,998,332
  195,288      Washington Federal, Inc. ..................................     5,760,996
                                                                             -----------
                                                                              26,277,322
                                                                             -----------
                              BASIC INDUSTRY-0.29%
   71,800      Morrison Knudsen Corporation*..............................       843,650
                                                                             -----------

                             BUSINESS SERVICES-0.89%
  208,100      Barrett Business Services, Inc.*...........................     2,627,262
                                                                             -----------

                               CAPITAL GOODS-2.23%
  237,400      Greenbrier Companies, Inc. ................................     4,035,800
   57,020      PACCAR, Inc. ..............................................     2,569,463
                                                                             -----------
                                                                               6,605,263
                                                                             -----------
                             COMPUTER SOFTWARE-9.73%
  128,600      Adobe Systems, Inc. .......................................     6,140,650
  433,500      Mentor Graphics Corporation................................     4,741,406
   86,150      Microsoft Corporation*.....................................    11,199,500
  173,900      Orcad, Inc.*...............................................     1,532,494
      424      Siebel Systems, Inc.*......................................        17,134
   13,600      Visio Corporation*.........................................       505,750
  287,200      Wall Data, Inc.*...........................................     4,702,900
                                                                             -----------
                                                                              28,839,834
                                                                             -----------
                             COMPUTER SYSTEMS-8.28%
  246,500      In Focus Systems, Inc.*....................................     8,072,875
  241,200      Planar Systems, Inc.*......................................     2,683,350
  151,700      Radisys Corporation*.......................................     7,054,050
  321,300      Sequent Computer Systems, Inc.* ...........................     6,727,219
                                                                             -----------
                                                                              24,537,494
                                                                             -----------
                             CONSUMER DURABLES-1.13%
  140,100      Monaco Coach Corporation*..................................   $ 3,344,888
                                                                             -----------

                           ELECTRICAL EQUIPMENT-1.31%
   87,944      Fluke Corporation..........................................     2,116,153
  115,400      Merix Corporation*.........................................     1,759,850
                                                                             -----------
                                                                               3,876,003
                                                                             -----------
                           ELECTRONICS - GENERAL-7.54%
  122,500      Electro Scientific Industries, Inc.*.......................     5,941,250
  293,200      FEI Company*...............................................     5,387,550
  156,800      Flir Systems, Inc.*........................................     3,292,800
   42,200      Itron, Inc.*...............................................       865,100
  116,200      Tektronix, Inc.............................................     6,870,325
                                                                             -----------
                                                                              22,357,025
                                                                             -----------
                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS-3.27%
   33,600      Intel Corporation..........................................     2,587,200
   53,900      Lattice Semiconductor Corporation*.........................     2,698,369
  112,900      Micron Technology, Inc.*...................................     3,027,131
   56,300      Triquint Semiconductor, Inc.*..............................     1,379,350
                                                                             -----------
                                                                               9,692,050
                                                                             -----------
                           FOOD & FOOD RETAILERS-3.14%
  168,800      Albertson's, Inc. .........................................     6,224,500
   65,041      Quality Food Centers, Inc.*................................     3,097,578
                                                                             -----------
                                                                               9,322,078
                                                                             -----------
                            HEALTHCARE PRODUCTS-8.62%
   93,800      Advanced Technology Laboratories Ultrasound, Inc.*.........     4,033,400
  283,900      Corixa Corporation*........................................     3,584,237
  492,850      Icos Corporation*..........................................     6,899,900
   83,600      Immunex Corporation*.......................................     5,350,400
  502,000      Neorx Corporation*.........................................     3,294,375
  187,100      Ostex International, Inc.*.................................       491,138
   52,800      Pathogenesis Corporation*..................................     1,900,800
                                                                             -----------
                                                                              25,554,250
                                                                             -----------
                            HEALTHCARE SERVICES-1.96%
   97,760      Foundation Health Systems, Inc., Class A*..................     2,810,600
   46,200      Pacificare Health Systems, Inc., Class B*..................     2,991,450
                                                                             -----------
                                                                               5,802,050
                                                                             -----------
                                 INSURANCE-2.09%
  130,400      Safeco Corporation.........................................     6,210,300
                                                                             -----------

                           LODGING & RESTAURANTS-1.04%
   93,700      Starbucks Corporation*.....................................     3,092,100
                                                                             -----------
                                   MEDIA-0.46%
   51,600      Lee Enterprises, Inc. .....................................     1,370,625
                                                                             -----------

                              METALS & MINING-4.57%
  281,100      Oregon Metallurgical Corporation*..........................     6,588,281
  184,000      Oregon Steel Mills, Inc. ..................................     3,875,500
  106,300      Schnitzer Steel Industries Inc., Class A...................     3,095,988
                                                                             -----------
                                                                              13,559,769
                                                                             -----------
                          PAPER & FOREST PRODUCTS-3.57%
   31,633      Boise Cascade Corporation..................................     1,095,293
   51,700      TJ International, Inc......................................     1,189,100
   89,800      Weyerhaeuser Company.......................................     4,287,950
  121,600      Willamette Industries, Inc.................................     4,020,400
                                                                             -----------
                                                                              10,592,743
                                                                             -----------
                       REAL ESTATE INVESTMENT TRUSTS-2.57%
   39,537      Equity Residential Properties Trust........................     1,996,618
  168,900      Pacific Gulf Properties, Inc. .............................     3,821,363
   64,300      Shurgard Storage Centers, Inc. ............................     1,816,475
                                                                             -----------
                                                                               7,634,456
                                                                             -----------
                               RETAIL SALES-10.26%
  358,200      Building Materials Holding Corporation*....................     4,477,500
  245,225      Costco Companies, Inc.*....................................     9,441,163
  367,800      Fred Meyer Inc., Class A*..................................    10,505,287
  302,500      Hollywood Entertainment Corporation*.......................     3,705,625
  288,100      Multiple Zones International, Inc. ........................     1,728,600
    9,400      Nordstrom, Inc. ...........................................       575,750
                                                                             -----------
                                                                              30,433,925
                                                                             -----------
                          TRANSPORTATION SERVICES-5.40%
   76,650      Airborne Freight Corporation...............................     4,857,694
  169,800      Alaska Air Group, Inc.*....................................     5,667,075
  149,200      Expeditors International of Washington, Inc................     5,483,100
                                                                             -----------
                                                                              16,007,869
                                                                             -----------
                        UTILITIES - GAS & ELECTRIC-1.02%
   79,616      Enron Corporation..........................................     3,025,408
                                                                             -----------

                      UTILITIES - TELECOMMUNICATIONS-3.30%
   37,600      Century Telephone Enterprise...............................     1,595,650
  202,200      General Communication, Inc.*...............................     1,516,500
  346,800      Metro One Telecommunications*..............................     3,164,550
  196,400      Western Wireless Corporation, Class A*.....................     3,510,650
                                                                             -----------
                                                                               9,787,350
                                                                             -----------
               TOTAL COMMON STOCKS (cost $180,734,238)....................   288,198,455
                                                                             -----------
 PRINCIPAL
  AMOUNT                   REPURCHASE AGREEMENT-2.54%
-----------
$7,545,000     Repurchase agreement with First Boston, collateralized by
               a U.S. Treasury Note in a joint trading account at 5.60%, dated
               10/31/97, due 11/03/97 with a maturity value of $7,548,521
               (cost $7,545,000)..........................................   $ 7,545,000
                                                                             -----------
               TOTAL INVESTMENTS (cost $188,279,238)......................   295,743,455
               Other assets net of liabilities............................       791,229
                                                                             -----------
               NET ASSETS.................................................  $296,534,684
                                                                             ===========

* Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1997, of $107,464,217, based on aggregate cost of $188,279,238, was composed of gross appreciation of $113,396,790 for investments having an excess of value over cost, and gross depreciation of $5,932,573 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $100,731,423 and $88,826,431, respectively, for the year ended October 31, 1997.

See accompanying notes to financial statements.

                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
         COMPOSITE BOND & STOCK FUND, INC.
         COMPOSITE GROWTH & INCOME FUND
         COMPOSITE NORTHWEST FUND, INC.

     We have audited the accompanying statements of assets and liabilities of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest Fund, Inc., including the investment portfolios, as of October 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for each of the five years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest Fund, Inc., as of October 31, 1997, and their results of their operations, the changes in their net assets, and their financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

   LEMASTER & DANIELS PLLC
   CERTIFIED PUBLIC ACCOUNTANTS
   SPOKANE, WASHINGTON
   NOVEMBER 24, 1997

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
                                                                   COMPOSITE     COMPOSITE      COMPOSITE
                                                                 BOND & STOCK    GROWTH &       NORTHWEST
                                                                  FUND, INC.    INCOME FUND     FUND, INC.
ASSETS                                                           ------------   -----------     ----------
Investments at market (identified cost - $293,351,061,
  $261,698,631 and $188,279,238, respectively)...............    $348,503,520  $348,176,796   $295,743,455
Cash.........................................................               -             -         31,313
Prepaid expense..............................................          19,616        14,343         24,041
Receivable for:
  Investment securities sold.................................       4,132,848     7,898,579      1,102,101
  Interest...................................................       2,323,766        10,749          6,713
  Sale of Fund's shares......................................         785,210       943,751      1,001,485
  Dividends..................................................         356,062       269,497         74,705
                                                                 ------------  ------------   ------------
Total assets.................................................     356,121,022   357,313,715    297,983,813
                                                                 ------------  ------------   ------------
LIABILITIES
Bank overdraft...............................................         946,072       789,322              -
Payable for:
  Investment securities purchased............................       1,118,435     6,099,186      1,075,758
  Repurchase of Fund's shares................................         171,318       214,793        226,489
  Accrued expenses and other payables........................         311,446       288,056        146,882
                                                                 ------------  ------------   ------------
Total liabilities............................................       2,547,271     7,391,357      1,449,129
                                                                 ------------  ------------   ------------
NET ASSETS ..................................................    $353,573,751  $349,922,358   $296,534,684
                                                                 ============  ============   ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................    $     10,962  $      1,666   $        115
Additional paid-in capital...................................     261,324,927   237,226,743    148,171,187
Undistributed net investment income (loss)...................       1,194,421        30,939       (422,848)
Accumulated net realized gain................................      35,890,984    26,184,845     41,322,011
Net unrealized appreciation of investments...................      55,152,459    86,478,165    107,464,217
                                                                 ------------  ------------   ------------
                                                                 $353,573,751  $349,922,358   $296,534,684
                                                                 ============  ============   ============
SHARES OUTSTANDING..........................................       21,923,253    16,676,100     11,475,641
                                                                 ============  ============   ============
Class A Shares:
  Net asset value and  redemption  price per share
 (net assets of $307,017,592, $299,928,414, and $256,908,052, respectively, for 19,030,734, 14,278,462, and 9,912,061
  shares outstanding, respectively).........................          $16.13        $21.01         $25.92
                                                                 ============  ============   ============
Offering price per share (100/95.5 of net asset value per share)      $16.89        $22.00         $27.14
                                                                 ============  ============   ============
Class B Shares:
  Net asset value, offering price and redemption price per share
 (net assets of $46,556,159, $49,993,944, and $39,626,632,
  respectively, for 2,892,519, 2,397,638, and 1,563,580
  shares outstanding, respectively).........................          $16.10        $20.85         $25.34
                                                                 ============  ============   ============

On sales of $25,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                                                  COMPOSITE      COMPOSITE     COMPOSITE
                                                                BOND & STOCK     GROWTH &      NORTHWEST
                                                                 FUND, INC.     INCOME FUND    FUND, INC.
                                                                ------------   -------------  -----------
INVESTMENT INCOME
Income:
  Dividends...................................................  $ 5,322,979    $ 4,332,639    $ 2,113,823
  Interest....................................................    8,412,688        188,590        242,821
                                                                -----------    -----------    -----------
Total income..................................................   13,735,667      4,521,229      2,356,644
                                                                -----------    -----------    ------------
Expenses:
  Management fees.............................................    1,912,341      1,630,777       1,538,183
  Distribution expenses - Class A.............................      701,288        563,809         537,269
  Distribution expenses - Class B.............................      334,855        365,290         247,630
  Shareholder servicing fees - Class A........................      198,953        188,439         290,223
  Shareholder servicing fees - Class B........................       36,983         56,918          57,338
  Postage, printing and office expense........................      123,830        124,511         154,301
  Registration and filing fees................................       56,359         80,933          40,153
  Custodial fees..............................................       45,819         55,954`         32,497
  Auditing and legal fees.....................................       16,551         15,587          15,558
  Insurance...................................................        5,602          4,332           4,338
  Directors' fees.............................................        8,745          8,745           8,745
  Expense reimbursement.......................................            -              -        (137,944)
                                                                -----------    -----------    -------------
Total expenses................................................    3,441,326      3,095,295       2,788,291
Fees paid indirectly..........................................       (9,658)       (10,113)         (7,353)
                                                                -----------    -----------    -------------
Net expenses..................................................    3,431,668      3,085,182       2,780,938
                                                                -----------    -----------    -------------
Net investment income (loss)..................................   10,303,999      1,436,047        (424,294)
                                                                -----------    -----------    -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain from investment transactions....................   36,021,498     26,629,017      41,408,116
Unrealized appreciation of
  investments during the year.................................   12,620,413     37,406,069      45,605,120
                                                                -----------    -----------     -----------
Net realized and unrealized gain on investments...............   48,641,911     64,035,086      87,013,236
                                                                -----------    -----------     -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................  $58,945,910    $65,471,133     $86,588,942
                                                                ===========    ===========     ===========
See accompanying notes to financial statements.

                                            STATEMENTS OF CHANGES IN NET ASSETS

                                       COMPOSITE BOND & STOCK         COMPOSITE GROWTH          COMPOSITE NORTHWEST
                                             FUND, INC.                 & INCOME FUND                FUND, INC.
                                      ------------------------    ------------------------    ------------------------
                                      YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,
                                          1997         1996           1997         1996           1997         1996
                                      ------------------------    ------------------------    ------------------------
OPERATIONS
Net investment income (loss)........$ 10,303,999  $  9,075,835  $  1,436,047  $  2,016,068  $   (424,294) $    197,430

Realized gain from
  investment transactions...........  36,021,498    17,743,293    26,629,017    14,044,609    41,408,116    18,297,956

Unrealized appreciation of
  investments during the year.......  12,620,413     8,484,821    37,406,069    18,741,419    45,605,120     5,491,521
                                    ------------  ------------  ------------  ------------  ------------  ------------

Net increase in net assets
  resulting from operations.........  58,945,910    35,303,949    65,471,133    34,802,096    86,588,942    23,986,907

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
   Class A..........................  (9,565,088)   (8,283,363)   (1,646,567)   (1,970,751)         -         (276,041)
   Class B..........................    (866,492)     (404,212)      (33,995)      (63,860)         -             -
  From net capital gains from
   investment transactions:
   Class A.......................... (16,337,631)   (4,933,381)  (12,746,652)   (4,850,669)  (16,815,468)   (1,664,400)
   Class B..........................  (1,513,284)     (193,534)   (1,708,904)     (350,319)   (1,448,706)      (80,343)

NET CAPITAL SHARE TRANSACTIONS
   Class A..........................  24,198,233    26,512,465    79,235,236    22,518,259    18,342,906    (2,041,396)
   Class B..........................  21,054,537    13,691,710    20,170,211    11,596,203    18,507,592     6,398,405
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total increase in net assets........  75,916,185    61,693,634   148,740,462    61,680,959   105,175,266    26,323,132

NET ASSETS
Beginning of the year............... 277,657,566   215,963,932   201,181,896   139,500,937   191,359,418   165,036,286
                                    ------------  ------------  ------------  ------------  ------------  ------------

End of the year.....................$353,573,751  $277,657,566  $349,922,358  $201,181,896  $296,534,684  $191,359,418
                                    ============  ============  ============  ============  ============  ============
UNDISTRIBUTED NET INVESTMENT
INCOME (ACCUMULATED NET INVESTMENT
LOSS) AT END OF YEAR................$  1,194,421  $  1,322,002  $     30,939  $    275,454  $   (422,848) $      1,446
                                    ============  ============  ============  ============  ============  ============

See accompanying notes to financial statements.

                                         FINANCIAL HIGHLIGHTS

COMPOSITE BOND & STOCK FUND, INC.
CLASS A                                                                  YEARS ENDED OCTOBER 31,
                                                               ---------------------------------------------
                                                                1997     1996      1995      1994      1993
                                                               ------   ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR............................ $14.71   $13.48    $11.53    $12.23    $11.27
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------    ------    ------
 Net investment income........................................   0.50     0.52      0.50      0.46      0.48
 Net gains or losses on securities (both realized
   and unrealized)............................................   2.37     1.53      2.02     (0.57)     1.06
                                                               ------   ------    ------    ------    ------
   Total from investment operations...........................   2.87     2.05      2.52     (0.11)     1.54
                                                               ------   ------    ------    ------    ------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................  (0.51)   (0.50)    (0.49)    (0.44)    (0.46)
 Distributions (from capital gains)...........................  (0.94)   (0.32)    (0.08)    (0.15)    (0.12)
                                                               ------   ------    ------    ------    ------
   Total distributions........................................  (1.45)   (0.82)    (0.57)    (0.59)    (0.58)
                                                               ------   ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR ................................. $16.13   $14.71    $13.48    $11.53    $12.23
                                                               ======   ======    ======    ======    ======
TOTAL RETURN (1) .............................................  20.81%   15.66%    22.55%    -0.90%    13.99%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)...........................$307,018  $255,414  $208,592  $191,615  $180,281
 Ratio of expenses to average net assets(2) ..................   0.99%    0.98%     1.02%     1.06%     1.13%
 Ratio of net income to average net assets....................   3.31%    3.68%     3.98%     3.97%     4.01%
 Portfolio turnover rate......................................     54%      46%       32%       25%       19%
 Average commission paid(3) .................................. $0.0561  $0.0632        -         -         -

                                                                                           MARCH 30,
CLASS B                                                         YEARS ENDED OCTOBER 31,      TO
                                                               ------------------------   OCTOBER 31,
                                                                1997     1996      1995     1994(4)
                                                               ------   ------    ------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $14.69   $13.47    $11.51    $11.49
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------  ----------
 Net investment income........................................   0.39     0.41      0.39      0.18
 Net gains on securities (both realized and unrealized).......   2.36     1.53      2.03      0.04
                                                               ------   ------    ------  ----------
   Total from investment operations...........................   2.75     1.94      2.42      0.22
                                                               ------   ------    ------  ----------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................  (0.40)   (0.40)    (0.38)    (0.20)
 Distributions (from capital gains)...........................  (0.94)   (0.32)    (0.08)        -
                                                               ------   ------    ------  ----------
   Total distributions........................................  (1.34)   (0.72)    (0.46)    (0.20)
                                                               ------   ------    ------  ----------
NET ASSET VALUE, END OF PERIOD ............................... $16.10   $14.69    $13.47    $11.51
                                                               ======   ======    ======  ==========
TOTAL RETURN (1) .............................................  19.86%   14.73%    21.60%     1.94%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)......................... $46,556  $22,243   $ 7,372   $ 3,362
 Ratio of expenses to average net assets(2) ..................   1.79%    1.86%     1.84%    1.77%(5)
 Ratio of net income to average net assets....................   2.48%    2.80%     3.10%    3.22%(5)
 Portfolio turnover rate......................................     54%      46%       32%      25%
 Average commission paid(3) .................................. $0.0561  $0.0632        -        -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

                                        FINANCIAL HIGHLIGHTS

COMPOSITE GROWTH & INCOME FUND
CLASS A                                                                  YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------
                                                                1997     1996      1995      1994     1993
                                                               ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR............................$ 17.26   $14.65    $12.71    $12.81   $12.02
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------    ------   ------
 Net investment income........................................   0.12     0.20      0.22      0.18     0.21
 Net gains on securities (both realized and unrealized).......   4.98     3.16      2.31      0.85     1.10
                                                               ------   ------    ------    ------   ------
   Total from investment operations...........................   5.10     3.36      2.53      1.03     1.31
                                                               ------   ------    ------    ------   ------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................  (0.14)   (0.21)    (0.19)    (0.18)   (0.21)
 Distributions (from capital gains)...........................  (1.21)   (0.54)    (0.40)    (0.95)   (0.31)
                                                               ------   ------    ------    ------   ------
   Total distributions........................................  (1.35)   (0.75)    (0.59)    (1.13)   (0.52)
                                                               ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR .................................$ 21.01   $17.26    $14.65    $12.71   $12.81
                                                               ======   ======    ======    ======   ======
TOTAL RETURN (1) .............................................  31.24%   23.61%    20.87%     8.55%   11.06%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)...........................$299,928  $178,331  $130,630  $102,837 $95,229
 Ratio of expenses to average net assets(2) ..................   1.05%    1.03%     1.07%     1.10%    1.17%
 Ratio of net income to average net assets....................   0.66%    1.26%     1.62%     1.45%    1.67%
 Portfolio turnover rate......................................     71%      52%       39%       34%      54%
 Average commission paid(3) ..................................$ 0.0581  $ 0.0654       -         -        -

                                                                                              MARCH 30
CLASS B                                                         YEARS ENDED OCTOBER 31,       TO
                                                               -------------------------  OCTOBER 31,
                                                                1997     1996      1995     1994(4)
                                                               ------   ------    ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $17.17   $14.59    $12.68    $12.00
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------   --------
 Net investment income........................................  (0.02)    0.06      0.11      0.05
 Net gains on securities (both realized and unrealized).......   4.93     3.14      2.31      0.69
                                                               ------   ------    ------   --------
   Total from investment operations...........................   4.91     3.20      2.42      0.74
                                                               ------   ------    ------   --------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................  (0.02)   (0.08)    (0.11)    (0.06)
 Distributions (from capital gains)...........................  (1.21)   (0.54)    (0.40)       -
                                                               ------   ------    ------   --------
   Total distributions........................................  (1.23)   (0.62)    (0.51)    (0.06)
                                                               ------   ------    ------   --------
NET ASSET VALUE, END OF PERIOD ............................... $20.85   $17.17    $14.59    $12.68
                                                               ======   ======    ======   ========
TOTAL RETURN (1) .............................................  30.20%   22.55%    19.95%     6.14%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)......................... $49,994   $22,851   $8,871   $2,082
 Ratio of expenses to average net assets(2) ..................   1.88%     1.94%    1.91%    1.85%(5)
 Ratio of net income to average net assets....................  -0.19%     0.34%    0.69%    0.65%(5)
 Portfolio turnover rate......................................     71%       52%      39%      34%
 Average commission paid(3) .................................. $0.0581   $0.0654       -        -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

COMPOSITE NORTHWEST FUND, INC.

CLASS A                                                                   YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------
                                                                1997     1996      1995      1994     1993
                                                               ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR............................$ 19.69   $17.40    $14.30    $14.50   $14.04
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------    ------   ------
 Net investment income (loss).................................  (0.02)    0.03      0.07      0.08     0.07
 Net gains on securities (both realized and unrealized).......   8.13     2.47      3.10      0.35     0.46
                                                               ------   ------    ------    ------   ------
   Total from investment operations...........................   8.11     2.50      3.17      0.43     0.53
                                                               ------   ------    ------    ------   ------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................      -    (0.03)    (0.07)    (0.08)   (0.07)
 Distributions (from capital gains)...........................  (1.88)   (0.18)        -     (0.55)       -
                                                               ------   ------    ------    ------   ------
   Total distributions........................................  (1.88)   (0.21)    (0.07)    (0.63)   (0.07)
                                                               ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR .................................$ 25.92   $19.69    $17.40    $14.30   $14.50
                                                               ======   ======    ======    ======   ======
TOTAL RETURN (1) .............................................  44.47%   14.54%    22.24%     2.97%    3.82%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)...........................$256,908  $176,706  $157,953  $152,622 $168,840
 Ratio of expenses to average net assets(2) ..................   1.05%    1.08%     1.10%     1.09%    1.09%
 Ratio of net income to average net assets....................  -0.08%    0.16%     0.44%     0.51%    0.48%
 Portfolio turnover rate......................................     37%      42%        9%       11%       8%
 Average commission paid(3) ..................................$ 0.0557  $ 0.0665       -         -        -

                                                                                           MARCH 30
CLASS B                                                         YEARS ENDED OCTOBER 31,       TO
                                                               -------------------------  OCTOBER 31,
                                                                1997     1996      1995     1994(4)
                                                               ------   ------    ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $19.45   $17.31    $14.28    $14.42
 INCOME FROM INVESTMENT OPERATIONS                             ------   ------    ------   --------
 Net investment income (loss).................................  (0.08)   (0.08)    (0.05)    (0.02)
 Net gains on securities (both realized and unrealized).......   7.85     2.40      3.08     (0.12)
                                                               ------   ------    ------   --------
   Total from investment operations...........................   7.77     2.32      3.03     (0.14)
                                                               ------   ------    ------   --------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).......................      -        -         -         -
 Distributions (from capital gains)...........................  (1.88)   (0.18)        -         -
                                                               ------   ------    ------   --------
   Total distributions........................................  (1.88)   (0.18)        -         -
                                                               ------   ------    ------   --------
NET ASSET VALUE, END OF PERIOD ............................... $25.34   $19.45    $17.31    $14.28
                                                               ======   ======    ======   ========
TOTAL RETURN (1) .............................................  43.17%   13.54%    21.25%    -0.97%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)......................... $39,627   $14,653   $7,083   $3,102
 Ratio of expenses to average net assets(2) ..................   1.91%     1.98%    1.95%    1.96%(5)
 Ratio of net income to average net assets....................  -0.96%    -0.76%   -0.45%   -0.39%(5)
 Portfolio turnover rate......................................     37%       42%       9%      11%
 Average commission paid(3) .................................. $0.0557   $0.0665       -        -

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

                 NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997


NOTE 1 - ACCOUNTING POLICIES
  Composite Bond & Stock Fund, Inc., Composite Equity Series, Inc., and Composite Northwest Fund, Inc., collectively the Funds, are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Composite Growth & Income Fund is a portfolio of Composite Equity Series, Inc.
  The Funds offer both Class A and Class B shares. The two classes of shares differ in their respective sales charges, shareholder servicing fees, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on value of shares outstanding, without distinction between share class. Dividends are declared separately for each class.
  Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Each Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
c. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class based on value of shares outstanding. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
d. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
e. Dividends and distributions to shareholders are recorded on the ex-dividend date.
f. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions and the change in unrealized appreciation or depreciation are determined on the basis of identified cost.
g. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for deferral of wash sales.
h. Custodial fees have been increased by $9,658, $10,113, and $7,353, for the Bond & Stock Fund, Inc., the Growth & Income Fund, and the Northwest Fund, Inc., respectively. Such amounts relate to "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly," to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
i. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
NOTE 2 - COVERED CALL OPTIONS WRITTEN
   Each Fund may write listed covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of options written. A covered call option gives the holder the right to buy the underlying security, which each Fund owns, at any time during the option period at a predetermined exercise price. The risk in writing a covered call option is that each Fund gives up the opportunity to participate in any increase in price of the underlying security beyond the exercise price. Proceeds from the call options exercised are increased by the amount of premium received. If an option expires or is canceled in a closing transaction, each Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received.
   Transactions in written covered call options during the year ended October 31, 1997, were as follows:

                                                                  COMPOSITE BOND &      COMPOSITE GROWTH &
                                                                  STOCK FUND, INC.          INCOME FUND
                                                                 --------------------  --------------------
                                                                 NUMBER OF             NUMBER OF
                                                                 CONTRACTS  PREMIUMS   CONTRACTS  PREMIUMS
                                                                 ---------  ---------  ---------  ---------
Outstanding at October 31, 1996...............................      150     $ 59,473      305     $ 76,899
Options written...............................................      440       89,707      225       78,842
Options closed................................................       0          0         (45)     (38,091)
Options expired...............................................     (150)     (59,473)    (120)     (32,329)
Options exercised.............................................     (440)     (89,707)    (365)     (85,321)
                                                                 ---------  ---------  ---------  ---------
Outstanding at October 31, 1997...............................       0      $    0         0      $    0
                                                                 =========  =========  =========  =========

NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
   The amounts of fees and expenses described below are shown on each Fund's statement of operations. Composite Research & Management Co. (the "Adviser") manages each Fund and Murphey Favre Securities Services, Inc. (the "Transfer Agent") is the transfer and shareholder servicing agent. On July 14, 1997, Composite Funds Distributor, Inc. (the "Distributor") began operations as the principal underwriter. Prior to July 13, 1997, Murphey Favre, Inc., was the
principal underwriter. All are affiliates of Washington Mutual Bank and Washington Mutual fsb and subsidiaries of Washington Mutual, Inc.
   Management fees were paid by each Fund to the Adviser. Management fees for the Bond & Stock Fund and Growth & Income Fund are equal to an annual rate of
 .625% of each Fund's average daily net assets. Fees are reduced to .50% of average daily net assets in excess of $250 million. The management fee for the Northwest Fund is equal to an annual rate of .625% of the Fund's average daily net assets. Should the assets of the Fund grow to greater than $500 million, the fee would be decreased. Also, under terms of the Northwest Fund's management agreement, the Adviser will reimburse Northwest should fund expenses (excluding taxes, interest, portfolio brokerage, and the .75% Class B distribution fee) exceed, in any fiscal year, 1.50% of the average daily net assets up to $30 million, and 1% of such net assets over $30 million. For the year ended October 31, 1997, the Northwest Fund was reimbursed $137,944 under this agreement.
   Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
   Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are $1.25 and $1.35 ($1.35 and $1.45 prior to April 1, 1997) per Class A and Class B shares accounts, respectively.
   Distribution expenses were paid to the Distributor in accordance with separate distribution plans for Class A and Class B. Funds' Board of Directors adopted the plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A distribution plan provides that the Fund will reimburse the Distributor up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payment to brokers. The Class B distribution plan provides that the Funds will pay the Distributor a distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
   For the year ended October 31, 1997, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $885,598, $825,142, and $799,120, of which $710,403, $666,246, and $551,530 was retained by the
Distributor and Murphey Favre, Inc. in the Bond & Stock Fund, the Growth & Income Fund, and the Northwest Fund, respectively. For the year ended October 31, 1997, the Distributor and Murphey Favre, Inc. received contingent deferred sales charges of $63,218, $63,310, and $37,195 for the Bond & Stock Fund, the Growth & Income Fund, and the Northwest Fund, respectively, upon redemption of
Class  B  shares  as  reimbursement  for  sales  commissions  advanced  by   the
Distributor and Murphey Favre, Inc. at the time of such sales.

NOTE 4 -  CAPITAL STOCK
COMPOSITE BOND & STOCK FUND, INC

Capital stock authorized..............  300,000,000
Designated as:
  Class A.............................  200,000,000
  Class B.............................  100,000,000
Par value per share...................      $0.0005

                                                                 CLASS A                   CLASS B
                                                          -----------------------   -----------------------
                                                          YEARS ENDED OCTOBER 31,   YEARS ENDED OCTOBER 31,
                                                             1997         1996          1997        1996
Shares                                                      ------       ------        ------      ------
Sold.....................................................  3,423,606    3,502,594    1,491,572    1,071,938
Issued for reinvestment of dividends and capital gains...  1,697,502      551,925      160,463       28,182
                                                           5,121,108    4,054,519    1,652,035    1,100,120
Reacquired............................................... (3,452,180)  (2,170,504)    (274,187)    (132,719)
Net increase.............................................  1,668,928    1,884,015    1,377,848      967,401

Amount
Sold.....................................................$52,484,804  $44,698,687  $22,935,586  $14,984,826
Issued for reinvestment of dividends and capital gains... 24,871,733   12,571,523    2,352,873      592,143
                                                          77,356,537   57,270,210   25,288,459   15,576,969
Reacquired...............................................(53,158,304) (30,757,745)  (4,233,922)  (1,885,259)
Net increase.............................................$24,198,233  $26,512,465  $21,054,537  $13,691,710

COMPOSITE GROWTH & INCOME FUND

Capital stock authorized..............   40,000,000
Designated as:
  Class A.............................   25,000,000
  Class B.............................   15,000,000
Par value per share...................      $0.0001

                                                                  CLASS A                   CLASS B
                                                          -----------------------   -----------------------
                                                          YEARS ENDED OCTOBER 31,   YEARS ENDED OCTOBER 31,
                                                              1997         1996         1997         1996
                                                             ------       ------       ------       ------
Shares
Sold.....................................................   5,205,714    2,162,456    1,165,851      781,671
Issued for reinvestment of dividends and capital gains...     798,609      424,694      101,631       27,517
                                                            6,004,323    2,587,150    1,267,482      809,188
Reacquired...............................................  (2,059,919)  (1,172,395)    (201,009)     (86,112)
Net increase.............................................   3,944,404    1,414,755    1,066,473      723,076

Amount
Sold.....................................................$106,141,702  $34,852,996  $22,289,439  $12,562,783
Issued for reinvestment of dividends and capital gains...  13,852,602    6,465,408    1,737,586      413,214
                                                          119,994,304   41,318,404   24,027,025   12,975,997
Reacquired............................................... (40,759,068) (18,800,145)  (3,856,814)  (1,379,794)
Net increase.............................................$ 79,235,236  $22,518,259  $20,170,211  $11,596,203

COMPOSITE NORTHWEST FUND, INC.

Capital stock authorized..............10,000,000,000
Designated as:
  Class A............................. 6,000,000,000
  Class B............................. 4,000,000,000
Par value per share...................      $0.00001

                                                                CLASS A                    CLASS B
                                                          ----------------------    ----------------------
                                                          YEARS ENDED OCTOBER 31,   YEARS ENDED OCTOBER 31,
                                                             1997        1996            1997       1996
                                                            ------      ------          ------     ------
Shares
Sold.....................................................  1,637,573    1,670,374      836,203     384,301
Issued for reinvestment of dividends and capital gains...    855,423      107,929       74,775       4,603
                                                           2,492,996    1,778,303      910,978     388,904
Reacquired............................................... (1,553,311)  (1,881,146)    (100,926)    (44,652)
Net increase (decrease)..................................    939,685     (102,843)     810,052     344,252

Amount
Sold.....................................................$37,595,728  $30,838,126  $19,318,236  $7,154,271
Issued for reinvestment of dividends and capital gains... 16,535,329    1,894,196    1,445,397      80,228
                                                          54,131,057   32,732,322   20,763,633   7,234,499
Reacquired...............................................(35,788,151) (34,773,718)  (2,256,041)   (836,094)
Net increase (decrease)..................................$18,342,906  $(2,041,396) $18,507,592  $6,398,405

NOTE 5 - SUBSEQUENT EVENTS
   On September 23, 1997, the Funds' Board of Directors authorized the reorganization of each of the Funds into a series of a Massachusetts business trust. The reorganization will not result in the dilution of the interests of the Funds' shareholders and the shareholders will not bear any portion of the expense incurred relating to the reorganization. The effective date of the reorganization is expected to be December 1997.
   Also on September 23, 1997, the Board of Directors of Composite Growth & Income Fund approved the acquisition of the net assets of the Sierra Growth and Income Fund, a series of Sierra Trust Funds. On October 28, 1997, the Trustees of Sierra Growth & Income Fund approved the acquisition which is contingent upon a vote of shareholders scheduled for December 23, 1997. If the shareholders of Sierra Growth and Income Fund approve the proposal of the Trustees, the transaction is expected to occur in January 1998. The transaction will not result in the dilution of the interests of either Composite or Sierra shareholders and they will not bear any portion of the expense relating to the transaction.

                    ========================================
                    ----------------------------------------
                    For further information, please contact:
                                  FUND OFFICES
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 300
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072
                    ----------------------------------------
                    ========================================

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                        Composite Funds Distributor, Inc.
              601 W. Main Avenue, Suite 300 Spokane, WA 99201-0613

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 700 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464


         OFFICERS                                 BOARD OF DIRECTORS
     President                                    Members
       William G. Papesh                            Wayne L. Attwood, M.D.
     Vice President                                 Kristianne Blake
       Gene G. Branson                              Anne V. Farrell
     Vice President & Treasurer                     Michael K. Murphy
       Monte D. Calvin                              William G. Papesh
     Secretary                                      Daniel L. Pavelich
       John T. West                                 Jay Rockey
                                                    Richard C. Yancey



             This report is submitted for the general information of
            shareholders of the Funds. For more detailed information
          about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or
                     accompanied by an effective prospectus.
                                [RECYCLE LOGO]                    12/97
                                                                  55004

                                COMPOSITE GROUP

                                     EQUITY
                                     FUNDS

                                 ANNUAL REPORT

                                  OCTOBER 31,
                                      1997

                                COMPOSITE BOND &
                                STOCK FUND, INC.

                                COMPOSITE GROWTH
                                 & INCOME FUND

                                   COMPOSITE
                                   NORTHWEST
                                   FUND, INC.

                        [COMPOSITE GROUP OF FUNDS LOGO]